Exhibit 99.1

FOR IMMEDIATE RELEASE

July 1, 2010	NYSE – ARD

ARENA RESOURCES, INC.

ANNOUNCES EXPIRATION OF “GO SHOP” PERIOD

Tulsa,OK. July 1, 2010 - Arena Resources, Inc. (NYSE: ARD) (“Arena”) announced today the expiration of the “go shop” period allowed under its amended merger agreement with SandRidge Energy, Inc. (NYSE: SD).

During the thirty-day “go shop” period which commenced on June 1, 2010, Arena was permitted to solicit, initiate and encourage the submission of takeover proposals, participate and engage in discussions or negotiations, and take actions to facilitate inquiries that reasonably could be expected to lead to a “Company Superior Proposal”, as defined in the amended merger agreement.

Commencing June 1, 2010, at the direction of Arena, SunTrust Robinson Humphrey, Inc. (“SunTrust”) contacted 24 parties that, following discussions between Arena and SunTrust, were identified, based on size and commonality of business interests, as potential strategic partners who would be capable of pursuing a transaction with Arena. Despite the solicitation of interest, none of these parties entered into a confidentiality agreement or submitted a takeover proposal.

During the “go shop” period, two additional companies, each with a market capitalization smaller than Arena’s, contacted Arena and submitted preliminary proposals, each of which was subject to a number of conditions. After a review of each proposal, it was determined that neither proposal constituted, or could reasonably be expected to result in, a Company Superior Proposal.

Commenting on the expiration of the “go-shop” period, Tim Rochford, Chairman and Co-Founder of Arena noted, “Having concluded the 30-day “go-shop” period, the board of directors of Arena is fully satisfied that it has concluded a broad and rigorous process designed to enable Arena stockholders to receive maximum consideration for their shares. The Arena board continues to be firmly of the view that a combination of Arena and SandRidge represents the best possible strategic alternative for Arena at a fair price for its stockholders.”

With the expiration of the “go shop” period, Arena is continuing to work closely with SandRidge to complete the merger in a timely manner in accordance with the terms of the amended merger agreement. The board of directors of Arena continues to recommend that Arena stockholders vote in favor of the merger with SandRidge at the Arena special stockholders meeting scheduled for July 16, 2010. Arena stockholders who have questions about the merger or who need assistance in voting their shares may call Arena’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 888-750-5834.

Arena

Arena Resources, Inc. is an oil and gas exploration, development and production company with current operations in Texas, Oklahoma, Kansas and New Mexico.

SandRidge

SandRidge Energy, Inc. is a natural gas and oil company headquartered in Oklahoma City, Oklahoma with its principal focus on exploration and production. SandRidge and its subsidiaries also own and operate gas gathering and processing facilities and CO2 treating and transportation facilities and conduct marketing and tertiary oil recovery operations. In addition, Lariat Services, Inc., a wholly-owned subsidiary of SandRidge, owns and operates a drilling rig and related oil field services business. SandRidge focuses its exploration and production activities in West Texas, the Permian Basin, the Mid-Continent, the Cotton Valley Trend in East Texas, the Gulf Coast, and the Gulf of Mexico. SandRidge’s internet address is www.sandridgeenergy.com.

Important Additional Information Filed with the SEC

This communication is being made in respect of the proposed business combination involving SandRidge and Arena. In connection with the proposed transaction, SandRidge filed with the SEC a Registration Statement on Form S-4, as amended, on April 30, 2010 containing a joint proxy statement/prospectus, and a supplement to the joint proxy statement/prospectus on June 14, 2010, and each of SandRidge and Arena may file with the SEC other documents regarding the proposed transaction. The definitive joint proxy statement/prospectus was first mailed to stockholders of SandRidge and Arena on or about May 7, 2010 and the supplement to the joint proxy statement/prospectus was first mailed to SandRidge and Arena stockholders on or about June 17, 2010. Investors and security holders of SandRidge and Arena are urged to read the joint proxy statement/prospectus, the supplement and other documents filed with the SEC carefully in their entirety because they contain important information about the proposed transaction. Investors and security holders may obtain free copies of the Registration Statement, the joint proxy statement/prospectus and the supplement and other documents filed with the SEC by SandRidge and Arena through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the joint proxy statement/prospectus and other documents filed with the SEC may also be obtained by directing a request to SandRidge Energy, Inc., 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102, Attention: Investor Relations, or by directing a request to Arena Resources, Inc., 6555 South Lewis Avenue, Tulsa, Oklahoma 74136, Attention: Investor Relations.

SandRidge, Arena and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SandRidge’s directors and executive officers is available in SandRidge’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on March 1, 2010, and SandRidge’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 26, 2010. Information regarding Arena’s directors and executive officers is available in Arena’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on March 1, 2010, as amended by the Annual Report on Form 10-K/A for the year ended December 31, 2009, which was filed with the SEC on April 30, 2010, and Arena’s proxy statement for its 2009 annual meeting of stockholders, which was filed with the SEC on October 29, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.

Safe Harbor Language on Forward Looking Statements:

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements express a belief, expectation or intention and are generally accompanied by words that convey projected future events or outcomes. The forward-looking statements include statements about anticipated timing for stockholder meetings and closing of the proposed merger and the realization of synergies and growth potential. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including the failure of SandRidge or Arena stockholders to approve the merger, the risk that the businesses will not be integrated successfully, credit conditions of global capital markets, changes in economic conditions, regulatory changes, and other factors, many of which are beyond our control. We refer you to the discussion of risk factors in Part I, Item 1A—“Risk Factors” of the Annual Report on Form 10-K filed by SandRidge with the SEC on March 1, 2010; Part II, Item 1A – “Risk Factors” of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 filed by SandRidge with the SEC on May 7, 2010; and Part I, Item Safe Harbor Language on Forward Looking Statements: 1A -“Risk Factors” of the Annual Report on Form 10-K filed by Arena with the SEC on March 1, 2010. All of the forward-looking statements made in this communication are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on our company or our business or operations. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. We undertake no obligation to update or revise any forward-looking statements.

CONTACTS:

Bill Parsons

Vice President, Investor Relations

Arena Resources, Inc.

6555 South Lewis

Tulsa, Oklahoma 74136

+1 (702) 489-4445

CONTACT: Bill Parsons, Vice President Investor Relations of Arena Resources, Inc., +1-702-489-4445, bparsons@arenaresourcesinc.com